NUMBER                                                     SHARES
CTC                                                        ______

               SEE REVERSE FOR CERTAIN DEFINITIONS



                           COMMON STOCK

     ORGANIZED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA



                            [CTC LOGO]

                     CT COMMUNICATIONS, INC.

                     Concord, North Carolina

                                                CUSIP 126426 40 2

     THIS CERTIFIES THAT ______________________________ IS THE
OWNER OF ______________________________ FULLY PAID AND
NONASSESSABLE SHARES OF COMMON STOCK OF CT Communications, Inc. transferable on the books of the Company by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as now and hereafter amended, and of the Bylaws of the Company, as now and hereafter amended (copies thereof being on file with the Secretary of the Company), and the holder hereof, by accepting this certificate, expressly assents thereto.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the seal of the Company and the signatures of its duly authorized officers.

Dated __________

                     [CT COMMUNICATIONS, INC.
                         CORPORATE SEAL]


COUNTERSIGNED AND REGISTERED:

FIRST UNION NATIONAL BANK
(CHARLOTTE, NORTH CAROLINA)

                    TRANSFER AGENT
BY__________________AND REGISTRAR

       AUTHORIZED SIGNATURE             _________________________
                                                        SECRETARY

                                        _________________________
                                              PRESIDENT AND CHIEF
                                                EXECUTIVE OFFICER


              [Reverse Side of Printed Certificate]


                     CT COMMUNICATIONS, INC.

THE COMPANY WILL FURNISH IN WRITING AND WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE CLASSES OR SERIES.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT, AS IT MAY FROM TIME TO TIME BE SUPPLEMENTED OR AMENDED, BETWEEN THE COMPANY AND FIRST UNION NATIONAL BANK (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED OR EXCHANGED, MAY EXPIRE, OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS ISSUED TO OR HELD BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants      UNIF GIFT MIN ACT -_____Custodian______
          in common                          (Cust)       (Minor)
TEN ENT - as tenants by                      under Uniform Gifts
          the entireties                     to Minors Act ______
JT TEN  - as joint tenants                                (State)
          with right of
          survivorship and
          not as tenants
          in common

            Additional abbreviations may also be used
                  though not in the above list.


     For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
         OF ASSIGNEE
 ____________________________
/____________________________/

_________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                 INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________

_________________________________________________________________

__________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________ Attorney
to transfer the said stock on the books of the within named
Company with full power of substitution in the premises.

Dated ____________________

               __________________________________________________
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S)
GUARANTEED:    __________________________________________________
               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
               CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
               SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
               TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST, STOLEN,
MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF
INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT
CERTIFICATE.